UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              February 11, 2010
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Clayton M. Jones has decided that he will not stand for reelection as a director of Unisys Corporation at the company's 2010 annual meeting scheduled for April 29, 2010.

(d) On February 11, 2010, the Board of Directors elected Paul E. Weaver as a director of Unisys Corporation and named him to the Audit Committee of the Board. Mr. Weaver has over 30 years of experience in providing accounting, audit and business advisory advice and services. He was with PricewaterhouseCoopers from 1972 to 2006, serving as the firm's Vice Chairman from 1994 to 1999 and as Chairman of its Global Technology and Infocomm practice from 1999 to 2006. Mr. Weaver is currently a director of AMN Healthcare, Inc.










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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: February 16, 2010                     By: /s/ Nancy Straus Sundheim
                                                    ---------------------
                                                    Nancy Straus Sundheim
                                                    Senior Vice President,
                                                    General Counsel and
                                                    Secretary